UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2023

C3.AI, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction
of Incorporation)
1400 Seaport Blvd
Redwood City, CA
(Address of Principal Executive Offices)
001-39744
(Commission File Number)

26-3999357
(IRS Employer Identification No.)
94063
(Zip Code)
(650) 503-2200
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	AI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Administrative Officer

On September 8, 2023, C3.ai, Inc. (the “Company”) appointed Guy Wanger as the Company’s Senior Vice President and Chief Administrative Officer effective as of September 7, 2023.

Mr. Wanger, age 61, joins the Company after serving as a Consultant for Ernst & Young LLP since 2022. Mr. Wanger previously served as an Audit Partner at Ernst & Young LLP from 1996 until his retirement from Ernst & Young LLP in 2022. From 2012 to 2019, Mr. Wanger also served as the Global Technology Industry Sector Assurance Leader for Ernst & Young LLP, comprising leading technology companies, both public and private. Mr. Wanger holds a bachelor’s degree in Accounting from Santa Clara University.

In his position with the Company, Mr. Wanger will receive an annual base salary of $500,000 and will have a target bonus opportunity of 50% of his base salary. In connection with his appointment, Mr. Wanger also received awards under the C3.ai, Inc. 2020 Equity Incentive Plan of 356,633 restricted stock units. The restricted stock units will vest on a five-year vesting schedule, subject to acceleration in certain events as described in Mr. Wanger’s offer letter with the Company.

There are no arrangements or understandings between Mr. Wanger and any person pursuant to which he was appointed as an executive officer of the Company. Mr. Wanger does not have a family relationship with any of the executive officers or directors of the Company. There are no transactions in which Mr. Wanger had or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The foregoing description is qualified in its entirety by reference to Mr. Wanger’s offer letter with the Company, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending October 31, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C3.ai, Inc.

Dated: September 11, 2023
	By:	/s/ Thomas M. Siebel
Thomas M. Siebel
Chief Executive Officer and Chairman of the Board of Directors